MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP. 1)
                           WHOLE LOAN 15YR FIXED-RATE



AAA SIZE                                     $112MM APPROX.

GWAC                                         6.270% +/-5BPS

WAM                                          178 +/- 2 MONTHS

CALIFORNIA                                   100% APPROX.

WA LTV                                       51.00% APPROX.

WA FICO                                      740 APPROX.

AAA RATINGS                                  2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                1.50% APPROX.

PRICING SPEED                                300% PSA

SETTLEMENT DATE                              09/30/02

DEPOSITOR                                    MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR           WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP. 2)
                           WHOLE LOAN 15YR FIXED-RATE



DEAL SIZE                                    $244MM APPROX.

GWAC                                         6.400% +/-15BPS

WAM                                          177 +/- 2 MONTHS

CALIFORNIA                                   40% APPROX.

WA LTV                                       59% APPROX.

WA FICO                                      740 APPROX.

AAA RATINGS                                  2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                1.50% APPROX.

PRICING SPEED                                300% PSA

SETTLEMENT DATE                              09/30/02

DEPOSITOR                                    MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR           WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

             MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP. 2)
                           WHOLE LOAN 15YR FIXED-RATE



DEAL SIZE                                    $188MM APPROX.

GWAC                                         6.400% +/-15BPS

WAM                                          177 +/- 2 MONTHS

CALIFORNIA                                   40% APPROX.

SF/PUD                                       92% APPROX.

FULL/ALT DOC                                 87% APPROX.

WA LTV                                       59% APPROX.

CASH-OUT                                     20% APPROX.

PRIMARY RESIDENCE                            94% APPROX.

WA FICO                                      740 APPROX.

AAA RATINGS                                  2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                1.50% APPROX.

PRICING SPEED                                300% PSA

SETTLEMENT DATE                              09/30/02

DEPOSITOR                                    MORTGAGE ASSET SECURITIZATION
                                              TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR           WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

                               [UBS Warburg Logo]

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP4)
                           WHOLE LOAN 30YR FIXED-RATE

 DEAL SIZE                                               $200MM APPROX.

 GWAC                                                     6.750% +/-15BPS

 WAM                                                     357 +/- 2 MONTHS

 CALIFORNIA                                              50% MAX

 AVG LOAN BALANCE                                        $470 APPROX.

 WA LTV                                                  70.00% APPROX.

 LOAN PURPOSE:                    CASH-OUT REFI          20.0% APPROX.

 PROPERTY TYPE:                   SF/ PUD                90.0% APPROX.

 DOC TYPE:                        FULL / ALT             90.0% APPROX.

 OCCUPANCY:                       PRIMARY                95.0% APPROX.

 WA FICO                                                   735 APPROX.

 AAA RATINGS                                         2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                           3.25% APPROX.

 PRICING SPEED                                           300% PSA

 SETTLEMENT DATE                                      09/30/02

 DEPOSITOR                                     MORTGAGE ASSET SECURITIZATION
                                                 TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR            WELLS FARGO BANK MINNESOTA, NA


                      ALL NUMBERS APPROXIMATE. ALL TRANCHES
                          SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP5)
                           WHOLE LOAN 15YR FIXED-RATE

 DEAL SIZE                                                      $80MM APPROX.


 GWAC                                                            6.389% +/-15BPS

 WAM                                                            178 +/- 2 MONTHS

 GEOGRAPHY                                          NY          37.00% APPROX.
                                                    TEXAS       18.00% APPROX.
                                                    NJ          15.00% APPROX.
 AVG LOAN BALANCE                                               $500K APPROX.

 WA LTV                                                         59.20% APPROX.

 LOAN PURPOSE:                PURCHASE                          39.0% APPROX.
                              RATE/TERM REFI                    44.0% APPROX.
                              CASH-OUT REFI                     21.0% APPROX.

 PROPERTY TYPE:               SF/PUD                            80.0% APPROX.
                              OTHER                             20.0% APPROX.

 DOC TYPE:                    FULL/ALT                          57.0% APPROX.
                              STREAMLINE                         2.0% APPROX.
                              NIV                               10.0% APPROX.

 OCCUPANCY:                   PRIMARY                           98.0% APPROX.
                              SECONDARY                          1.0% APPROX.
                              INVESTOR                           1.0% APPROX.

 WA FICO                                                        725 APPROX.

 AAA RATINGS                                                    2 OF 3 (S&P,
                                                                MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                                   1.50% APPROX.

 PRICING SPEED                                                  300% PSA

 SETTLEMENT DATE                                                08/30/02

 DEPOSITOR                                       MORTGAGE ASSET SECURITIZATION
                                                 TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR              WELLS FARGO BANK MINNESOTA, NA


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP6)
                           WHOLE LOAN 30YR FIXED-RATE

 DEAL SIZE                                                    $85MM APPROX.

 GWAC                                                          7.018% +/-15BPS

 WAM                                                            358 +/- 2 MONTHS

 GEOGRAPHY                                        NY          27.47% APPROX.
                                                  TEXAS       21.60% APPROX.
                                                  NJ          15.27% APPROX.

 AVG LOAN BALANCE                                             $450K APPROX.

 WA LTV                                                       71.22% APPROX.

 LOAN PURPOSE:               PURCHASE                         58.9% APPROX.
                             RATE/TERM REFI                   26.3% APPROX.
                             CASH-OUT REFI                    13.9% APPROX.
                             CONSTRUCTION PERM                 0.9% APPROX.

 PROPERTY TYPE:              SF/PUD                           90.4% APPROX.
                             OTHER                             9.6% APPROX.

 DOC TYPE:                   FULL/ALT                         86.5% APPROX.
                             STREAMLINE                        8.1% APPROX.
                             NIV                               5.4% APPROX.

 OCCUPANCY:                  PRIMARY                          94.2% APPROX.
                             SECONDARY                         5.8% APPROX.

 WA FICO                                                      731 APPROX.

 AAA RATINGS                                         2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                                3.25% APPROX.

 PRICING SPEED                                                300% PSA

 SETTLEMENT DATE                                              09/30/02

 DEPOSITOR                                   MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR          WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR ASSET SECURITIZATION TRUST SERIES 2002-6 (GP7)
                           WHOLE LOAN 30YR FIXED-RATE




DEAL SIZE                                        $200MM APPROX.

GWAC                                             6.750% +/-15BPS

WAM                                              357 +/- 2 MONTHS

CALIFORNIA                                       50% MAX

AVG LOAN BALANCE                                 $470 APPROX.

WA LTV                                           70.00% APPROX.

LOAN PURPOSE:                CASH-OUT REFI       20.0% APPROX.

PROPERTY TYPE:               SF/ PUD             90.0% APPROX.

DOC TYPE:                    FULL / ALT          90.0% APPROX.

OCCUPANCY:                   PRIMARY             95.0% APPROX.

WA FICO                                          735 APPROX.

AAA RATINGS                                      2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL                    3.25% APPROX.

PRICING SPEED                                    300% PSA

SETTLEMENT DATE                                  09/30/02

DEPOSITOR                                        MORTGAGE ASSET SECURITIZATION
                                                   TRANSACTIONS, INC.
MASTER SERVICER/BOND ADMINISTRATOR               WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.